SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): August 5, 2004

ASHFORD HOSPITALITY TRUST, INC.

(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas (Address of principal executive offices)	75254 (Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
Earnings Conference Call

ITEM 9. REGULATION FD DISCLOSURE

     On August 5, 2004, Ashford Hospitality Trust, Inc. (the “Company”) held an earnings conference call for its second quarter ended June 30, 2004. A copy of the conference call transcript is attached hereto as Exhibit 99.37 and is incorporated herein by reference.

     Exhibits

     99.37     Earnings conference call transcript of the Company dated August 5, 2004.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2004

ASHFORD HOSPITALITY TRUST, INC.
By:	/s/ DAVID A. BROOKS
David A. Brooks
Chief Legal Officer